Common Stock	12 Months Ended
Dec. 31, 2011
Common Stock [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Common Stock

At December 31, 2011, the Company had 150.0 million authorized shares of common stock with a par value of $0.01 per share, with approximately 97.2 million shares of common stock outstanding and approximately 5.4 million shares reserved for issuance under the Company’s 2006 Long-Term Incentive Plan (the “2006 Plan”) (Note 10).

The Company has a stockholder rights plan, which was adopted in April 1994 following stockholder approval. The plan provides that each share of common stock outstanding will have attached to it the right to purchase a one-hundredth of a share of Junior Cumulative Preferred Stock, with a par value $0.01 per share. The purchase price per each one-hundredth of a share is $110.00, subject to adjustment. The rights will be exercisable only if a person or group (“acquirer”) acquires 20% or more of the Company’s common stock or announces a tender offer or exchange offer that would result in the acquisition of 20% or more of the Company’s common stock or, in some circumstances, if additional conditions are met. Once they are exercisable, the plan allows stockholders, other than the acquirer, to purchase the Company’s common stock or securities of the acquirer with a then current market value of two times the exercise price of the right. The rights are redeemable for $0.01 per right, subject to adjustment, at the option of the Company’s Board of Directors. The rights will expire on April 26, 2014, unless they are extended, redeemed or exchanged by the Company before that date.